DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835	

Form 2-A
COVER SHEET

For Period End Date: 2/28/2017

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
X		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 3/31/2017 **Print Name:** Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 3/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

2/1/2017 to 2/28/2017 Month 02-17

CASH FLOW SUMMARY 2/28/2017		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. Beginning Cash Balance	$	73,637	18,487,713	12,791	-	100	0	100	61,330	732	481	498,719	-	-	-	19,135,603	
2. Cash Receipts																	
Sales		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Sale of Assets		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		-	-	15,000	-	-	-	-	-	-	-	-	-	-	-	15,000	[2]
Miscellaneous		8	112	-	-	-	-	-	-	-	-	-	-	-	-	120	
Total Cash Receipts	$	8	112	15,000	-	0	0	0	0	-	-	-	-	-	-	15,120	
3. Cash Disbursements																	
Operations		(1,143)	(8,507)	(10,465)	-	-	-	-	-	-	-	-	-	-	-	(20,115)	
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Professional fees/U.S. Trustee fees		(7,400)	(27,983)	-	-	-	-	-	-	-	-	-	-	-	-	(35,382)	
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		-	(15,000)	-	-	-	-	-	-	-	-	-	-	-	-	(15,000)	[2]
Total Cash Disbursements	$	(8,543)	(51,490)	(10,465)	-	0	0	0	0	-	-	0	-	-	-	(70,497)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(8,535)	(51,378)	4,535	-	-	0	-	0	-	-	0	-	-	-	(55,378)	
5 Ending Cash Balance (to Form 2-C)	$	65,102	18,436,335	17,326	-	100	0	100	61,330	732	481	498,719	-	-	-	19,080,225	

CASH BALANCE SUMMARY

	Financial Institution		Balance 28-Feb-17
NA			
MDW Corp	TD Canada Trust (CAD)	$	65,102 [4]
Midway Gold US	Wells Fargo N.A.		18,436,335
Midway Services Company	Wells Fargo N.A.		17,326
Nevada Talon	Wells Fargo N.A.		481
Realty	Wells Fargo N.A.		498,719
RR Exploration	Wells Fargo N.A.		732
Mine Services LLC [3]	Wells Fargo N.A.		363
MDW Pan Hold Co.	Wells Fargo N.A.		100
MDW GR Hold Co.	Wells Fargo N.A.		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100
MDW Pan LLP	Wells Fargo N.A.		0
MDW Pan LLP	BNY Mellon		0
MDW Gold Rock LLP	Wells Fargo N.A.		61,330
		$	19,080,786 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $15,235.44
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)
For Period 6/22/2015 to 2/28/2017

CASH FLOW SUMMARY 2/28/2017		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,861,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,362,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,940,000	-	5,019,208	404,872	715,208	715,000	148,500	56,000	6,500	-	-	-	18,386,695 [2]
Miscellaneous		62,855	953,686	76,150	-	-	679,419	-	61,511	-	-	-	-	-	-	1,833,620
Total Cash Receipts	$	547,673	36,711,724	5,016,150	-	5,019,208	23,039,458	715,208	776,511	148,500	56,000	507,232	-	-	-	72,537,664
3. Cash Disbursements																
Operations		(305,073)	(3,186,327)	(5,052,911)	-	(208)	(10,665,537)	(208)	(695,381)	(149,575)	(53,487)	(9,168)	-	-	-	(20,117,877)
Debt Service/Secured loan payment		-	-	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,890,616)
Professional fees/U.S. Trustee fees		(242,482)	(8,063,887)	(30,550)	-	-	(1,478,367)	-	(23,294)	(2,925)	(2,950)	(2,275)	-	-	-	(9,846,731)
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer		(195,288)	(7,038,581)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,391,950) [2]
Total Cash Disbursements	$	(763,018)	(18,289,900)	(5,083,461)	-	(5,019,208)	(23,458,601)	(715,208)	(718,675)	(152,501)	(56,437)	(11,443)	-	-	-	(54,268,453)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(215,345)	18,421,824	(67,312)	-	-	(419,143)	-	57,836	(4,001)	(437)	495,789	-	-	-	18,269,211
5 Ending Cash Balance (to Form 2-C)	$	65,102	18,436,335	17,326	-	100	0	100	61,330	732	481	498,719	-	-	-	19,080,225

CASH BALANCE SUMMARY

NA	Financial Institution	Book Balance 28-Feb-17	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 65,102 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	18,436,335	14,511
Midway Services Company	Wells Fargo N.A.	17,326	84,638
Nevada Talon	Wells Fargo N.A.	481	919
Realty	Wells Fargo N.A.	498,719	2,930
RR Exploration	Wells Fargo N.A.	732	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	61,330	3,494
		$ 19,080,788 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $15,235.44
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

2/1/2017 to 2/28/2017 Month 02-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(51,490)	(15,000)	(36,490)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(8,543)	-	(8,543)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	(10,465)	-	(10,465)
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	-	-	-
15-16845	Midway Gold Realty	One Wells Fargo	-	-	-
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(70,497)**	**(15,000)**	**(55,497)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 2/1/2017 to 2/28/2017

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
2/1/2017	CIPS Credit interest	21	Miscellaneous	7.93
2/28/2017	Wells Fargo	2	Miscellaneous	111.90
2/28/2017	Wells Fargo	16	Intercompany Transfer	15,000.00

Total Sales	$	0.00
Total Intercompany Transfers	$	15,000.00
Total Sale of Assets	$	0.00
Total Miscellaneous	$	119.83
Total Cash Receipts	$	15,119.83 [1]

Rev. 3/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 2/1/2017 to 2/28/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	2/3/2017	962	Ernst & Young	$	-7,399.72
21	2/10/2017	963	Computershare	$	-1,114.68
21	2/21/2017	fees	IWON Charges	$	-3.77
21	2/21/2017	fees	CMS-BRPT Fees	$	-22.59
21	2/28/2017	fees	Service charges	$	-1.88
2	2/3/2017	145345	ISC dba Venture Tech	$	-5,717.60
2	2/3/2017	145346	Teresa Gustine	$	-949.00
2	2/10/2017	6419	NV Energy	$	-137.10
2	2/10/2017	6420	Tonopah Public Utilities	$	-37.15
2	2/10/2017	145347	Teresa Gustine	$	-425.00
2	2/10/2017		Sender Wasserman	$	-343.13
2	2/10/2017		Squire Patton Boggs LLP	$	-2,460.77
2	2/10/2017		FTI Consulting	$	-14,828.74
2	2/10/2017		Cooley	$	-7,307.23
2	2/10/2017		Gavin/Solmonese	$	-486.30
2	2/13/2017		Service charge	$	-614.67
2	2/17/2017	145349	EPIQ Systems	$	-2,556.35
2	2/17/2017	145350	Teresa Gustine	$	-400.00
2	2/17/2017	145351	Pitney Bowes	$	-226.80
2	2/28/2017		Co. 2 to Co. 16	$	-15,000.00
16	2/3/2017		Principal	$	-423.08
16	2/10/2017	145348	United Healthcare - Duluth	$	-1,661.31
16	2/17/2017		Paycom	$	-3,973.22
16	2/17/2017		Principal	$	-423.08
16	2/20/2017		Vision Services Plan	$	-39.25
16	2/28/2017		Paycom	$	-3,945.04
			Total Cash Disbursements	$	**-70,497.46** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 3/31/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C
COMPARATIVE BALANCE SHEET

For Period Ended: 2/28/2017

		CONSOLIDATED January 31, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		19,080,788	811,577
Accounts Receivable		73,489	201,443
Inventory		0	20,105,452
Prepaid		1,572,767	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		20,733,341	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		15,474	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		66,754	98,248
Total Long Term Assets		82,645	154,595,113
Total Assets		20,815,986	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,960)	(21,646,032)
Accounts Payable - Post-Petition		(474,938)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,611,675)	(51,673,880)
Total Current Liabilities		(68,673,560)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,673,625)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		167,823	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		107,810,706	(42,920,053)
Liability and Equity		(20,815,986)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 2/1/2017 **to** 2/28/2017

	CONSOLIDATED February 2017 Actual		CONSOLIDATED January 2017 [(1)] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	11,599		2,976,382
Depreciation - CGA	2,617		275,277
Interest and bank charges	643		23,019
Legal, audit and accounting	6,367		4,453,247
Office & administrative	87,507		1,435,882
Salaries and benefits	10,875		2,041,182
Transfer agent and filing fees	1,083		63,529
Travel	0		11,746
Investor relations	0		67,259
Total General & Administrative	120,691		11,347,522
Total Operating Costs	120,691		174,049,374
Foreign exchange (gain) loss	0		750
Other income	0		1,477,468
(Gain) loss on disposal of PP&E	0		(10,446,675)
Interest and investment income	(120)		(1,987)
Total Other (Income) Expense	(120)		(8,970,444)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	120,571		146,954,459
Income tax recovery	0		0
Net Income	120,571		146,954,459

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 2/1/2017 **to** 2/28/2017

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$528	$937	$937	$528
Employee FICA taxes withheld	231	619	619	231
Employer FICA taxes	231	619	619	231
Unemployment taxes				
Other:__________				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:__________				
Local				
Personal property taxes				
Real property taxes				
Other:__________				
			Total unpaid post-petition taxes	$990

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.				

* Updated copies of Certificate of Insurance will be provided in the February 2017 Report.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 2/1/2017 to 2/28/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	8,787				8,787
Total	$ 73,489	$ -	$ -	$ -	$ 73,489

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 383,492	$ 2,974	$ 30,791	$ 30,762	$ 448,020
Other Payables	26,918				26,918
Total	$ 410,410	$ 2,974	$ 30,791	$ 30,762	$ 474,938

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (29,836)	$ (2,461)	7/17/2015	$ 24,842
Debtor Local Counsel - S&W	25,000	(7,599)	(343)	7/16/2015	17,401
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	-	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(29,981)	(14,829)	7/24/2015	67,423
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-	-	-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(33,498)	(7,307)	8/14/2015	(33,498)
UCC Financial Advisor - Gavin Solmonese	-	(650)	(486)	8/19/2015	(650)
Epiq	10,947	(7,224)	(2,556)	7/23/2015	3,723
Total	NA	$ (108,787)	$ (27,983)		$ 169,438

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ 14,829

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. 21 CASE NO: 15-16836

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year 2/28/2017		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	2,033			
February	2017		8,543	325		
March	2017		0			
TOTAL 1st Quarter		$	10,575.83	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	72,387				
February	2017		51,490		975		
March	2017		0				
TOTAL 1st Quarter		$	123,876.77	$	975		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16 | CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 18,459			
February	2017	10,465	650		
March	2017	0			
TOTAL 1st Quarter		$ 28,923.66	$ 650		
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 0		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846

13

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0	325		
March	2017		0			
TOTAL 1st Quarter		$	0.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14

CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0		325		
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0	325		
March	2017		0			
TOTAL 1st Quarter		$	0.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999........................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0	325		
March	2017		0			
TOTAL 1st Quarter		$	0.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP 20 CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	650				
February	2017		0		325		
March	2017		0				
TOTAL 1st Quarter		$	650.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 — CASE NO: 15-16839

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525				
February	2017		0		325		
March	2017		0				
TOTAL 1st Quarter		$	525.18	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999......................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5

CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525			
February	2017		0	325		
March	2017		0			
TOTAL 1st Quarter		$	525.18	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	325			
February	2017		0	325		
March	2017		0			
TOTAL 1st Quarter		$	325.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0		325		
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	325				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	325.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0		325		
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. CASE NO: 15-16837
8

Form 2-F
QUARTERLY FEE SUMMARY

For the Month Ended: 2/28/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0		325		
March	2017		0				
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 2/28/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of February 1, 2017 through February 28, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On February 15, 2017, the Committee's professionals filed the following fourth interim fee applications for the period of August 1, 2016 through December 31, 2016: (1) Cooley LLP, $105,777.00 in fees and $697.57 in expenses; and (2) Gavin/Solmonese LLP, $4,905.00 in fees and $9.70 in expenses.

On February 15, 2017, the Debtors' professionals filed the following sixth interim fee applications for the period of October 1, 2016 through December 31, 2016: (1) FTI Consulting, Inc., $31,881.60 in fees and $33.33 in expenses; (2) Squire Patton Boggs (US) LLP, $99,343.50 in fees and $490.04 in expenses; and (3) Sender Wasserman Wadsworth, P.C., $10,912.50 in fees and $0.00 in expenses.

On February 23, 2017, Debtors filed a motion to sell their interests in the Tonopah Project for $25,000 plus assumption of certain claims, liabilities and other consideration.

On February 24, 2017, Debtors filed a Second Amended Joint Chapter 11 Plan of Liquidation along with the accompanying Disclosure Statement and a supplemental motion to approve the Disclosure Statement.

Analyzed Business Checking

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$13,646,068.13	$0.00	-$72,287.31	$13,573,780.82

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/02	6,666.60	ACH Prep Origintn [redacted] Mgc Resources - [redacted]
	02/09	425.00	ACH Prep Origintn - Mgc Resources - [redacted]
	02/10	343.13	WT [redacted] Zb NA DBA Vectra B /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. [redacted]
	02/10	486.30	WT [redacted] PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC [redacted]
	02/10	2,460.77	WT [redacted] US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP [redacted]
	02/10	14,828.74	WT [redacted] Bank of America, N /Ftr/Bnf=Fti Consulting Inc [redacted]
	02/10	7,307.23	WT [redacted] Cooley, LLP, Operating /Bnf=Cooley LLP [redacted]
	02/13	614.67	Client Analysis Srvc Chrg [redacted] Svc Chge [redacted]
	02/16	400.00	ACH Prep Origintn - Mgc Resources - [redacted]

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	02/17	2,556.35	WT [redacted] Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC [redacted]
	02/21	110.25	Pitney Bowes Pitney2 [redacted] Midway Gold US Inc N/A
	02/21	116.55	Pitney Bowes Pitney2 [redacted] Midway Gold US Inc N/A
	02/28	15,000.00	Online Transfer Payroll Transfer Ref [redacted]
		$51,315.59	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	37.15	02/15	6411	325.00	02/01	6416	325.00	02/01
6404	4,750.00	02/02	6412	325.00	02/01	6417	1,625.00	02/01
6407 *	3,500.00	02/02	6413	325.00	02/01	6418	4,875.00	02/01
6409 *	3,702.75	02/01	6414	650.00	02/01	6419	137.10	02/16
6410	69.72	02/03	6415	325.00	02/01			

$20,971.72 **Total checks paid**

* *Gap in check sequence.*

$72,287.31 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
01/31	13,646,068.13	02/09	13,618,179.06	02/16	13,591,563.97
02/01	13,633,590.38	02/10	13,592,752.89	02/17	13,589,007.62
02/02	13,618,673.78	02/13	13,592,138.22	02/21	13,588,780.82
02/03	13,618,604.06	02/15	13,592,101.07	02/28	13,573,780.82

Average daily ledger balance **$13,599,266.96**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

030969 1 AV 0.373 156149

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Visit wellsfargoworks.com to explore videos, articles, infographics, interactive tools, and other resources on the topics of business growth, credit, cash flow management, business planning, technology, marketing, and more.

Activity summary

Beginning balance on 2/1	$4,862,442.34
Deposits/Credits	111.90
Withdrawals/Debits	- 0.00
Ending balance on 2/28	**$4,862,554.24**
Average ledger balance this period	$4,862,442.34

Account number: [redacted]
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): [redacted]
For Wire Transfers use
Routing Number (RTN): [redacted]

Interest summary

Interest paid this statement	$111.90
Average collected balance	$4,862,442.34
Annual percentage yield earned	0.03%
Interest earned this statement period	$111.90
Interest paid this year	$235.79
Total interest paid in 2016	$930.00

Transaction history

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
2/28	Interest Payment	111.90		4,862,554.24
Ending balance on 2/28				**4,862,554.24**
Totals		**$111.90**	**$0.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 02/01/2017 - 02/28/2017	Standard monthly service fee $6.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
· Average collected balance	$500.00	$4,862,442.00 ☑
· Total automatic transfers from an eligible Wells Fargo business checking account	$25.00	$0.00 ☐
YC/YC		

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

IMPORTANT ACCOUNT INFORMATION

Amendment to our Funds Availability Policy

Good news! Effective April 5, 2017, we've updated our funds availability policy to remove the delay of funds by one additional business day for certain checks deposited at a Wells Fargo location in Alaska. This applies only if the check was drawn on or payable at or through a paying bank not located in Alaska. Other funds availability policies are still in effect. Please see our Consumer Account Agreement for additional funds availability policies and details.

WELLS FARGO

General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

ENTER

A. The ending balance shown on your statement .... $ ______

ADD

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.

$ ______
$ ______
$ ______
+ $ ______

.... TOTAL $ ______

CALCULATE THE SUBTOTAL

(Add Parts A and B)

.... TOTAL $ ______

SUBTRACT

C. The total outstanding checks and withdrawals from the chart above .... - $ ______

CALCULATE THE ENDING BALANCE

(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register .... $ ______

Number	Items Outstanding	Amount

Total amount $ ______

Analyzed Business Checking

Account number: [redacted] ■ February 1, 2017 - February 28, 2017 ■

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$806.14	$0.00	-$325.00	$481.14

Debits

Checks paid

Number	*Amount*	*Date*
1072	325.00	02/01

$325.00 **Total checks paid**

$325.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
01/31	806.14	02/01	481.14

Average daily ledger balance **$481.14**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ February 1, 2017 - February 28, 2017 ■

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$499,043.75	$0.00	-$325.00	$498,718.75

Debits

Checks paid

Number	*Amount*	*Date*
2117	325.00	02/01

$325.00 **Total checks paid**

$325.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
01/31	499,043.75	02/01	498,718.75

Average daily ledger balance **$498,718.75**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$1,056.90	$0.00	-$325.00	$731.90

Debits

Checks paid

Number	*Amount*	*Date*
3446	325.00	02/01
	$325.00	**Total checks paid**
	$325.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
01/31	1,056.90	02/01	731.90

Average daily ledger balance **$731.90**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
01/31	363.00

Average daily ledger balance **$363.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
01/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
01/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$13,943.16	$15,000.00	-$11,617.37	$17,325.79

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/28	15,000.00	Online Transfer Payroll Transfer Ref [redacted]
		$15,000.00	**Total electronic deposits/bank credits**
		$15,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/08	423.08	Principal Peris Plic-Peris [redacted] Wells Fargo Payroll
	02/10	1,661.31	Unitedhealthcare Billing [redacted]
	02/14	3,973.22	WT [redacted] Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account [redacted]
	02/21	423.08	Principal Peris Plic-Peris [redacted] Wells Fargo Payroll

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	*Posted date*	*Amount*	*Transaction detail*
	02/21	39.25	Rocky Mtn Res Op Client Fee [redacted] Rmmwg Midway Services Comp
	02/28	3,945.04	WT [redacted] Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account [redacted]
		$10,464.98	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1095	177.39	02/03	1096	975.00	02/01

$1,152.39	**Total checks paid**
$11,617.37	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
01/31	13,943.16	02/08	12,367.69	02/21	6,270.83
02/01	12,968.16	02/10	10,706.38	02/28	17,325.79
02/03	12,790.77	02/14	6,733.16		

Average daily ledger balance **$9,486.69**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ February 1, 2017 - February 28, 2017 ■

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
01/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ February 1, 2017 - February 28, 2017 ■

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
01/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$61,980.02	$0.00	-$650.00	$61,330.02

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1099	325.00	02/01	1100	325.00	02/01
	$650.00	**Total checks paid**			
	$650.00	**Total debits**			

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
01/31	61,980.02	02/01	61,330.02

Average daily ledger balance **$61,330.02**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

TD

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

[redacted]

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account	
Branch No.	Account No.
9656	[redacted]

Account Type
CURRENT ACCOUNT

Statement From - To
JAN 31/17 - FEB 28/17

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			JAN31	15,568.22
CIPS CREDIT INTEREST		10.53	FEB01	15,578.75
CHQ#[redacted]	332.78		FEB14	15,245.97
CHQ#[redacted]	1,466.36		FEB16	13,779.61
IWPN CHARGES	5.00		FEB21	
CMS-BR/PT FEES	30.00		FEB21	13,744.61
SERVICE CHARGE	2.50		FEB28	13,742.11

2 CHQS ENCLOSED NEXT STATEMENT DATE IS MAR 31/17
MONTHLY AVER. CR. BAL. $14,709.57
MONTHLY MIN. BAL. $13,742.11
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	10.53
Debits	5	1,836.64

-
-
-

Please ensure that you report in writing any errors or irregularities found within this statement within 30 days of the statement date. If you do not, the statement of account shall be conclusively deemed correct except for any amount credited to the account in error.

Accounts issued by: THE TORONTO-DOMINION BANK

[redacted]

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	13,573,780.82
Add Pending Deposits	.00
Less Outstanding Checks	.00
	13,573,780.82
Balance per General Ledger	13,573,780.82
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	4,862,554.24
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,862,554.24
Balance per General Ledger	4,862,554.24
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	481.14
Add Pending Deposits	.00
Less Outstanding Checks	.00
	481.14
Balance per General Ledger	481.14
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	498,718.75
Add Pending Deposits	.00
Less Outstanding Checks	.00
	498,718.75
Balance per General Ledger	498,718.75
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	731.90
Add Pending Deposits	.00
Less Outstanding Checks	.00
	731.90
Balance per General Ledger	731.90
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	17,325.79
Add Pending Deposits	.00
Less Outstanding Checks	.00
	17,325.79
Balance per General Ledger	17,325.79
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	2/28/2017	

Balance per Bank Statement	61,330.02
Add Pending Deposits	.00
Less Outstanding Checks	.00
	61,330.02
Balance per General Ledger	61,330.02
Variance	.00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	2/28/2017	

Balance per Bank Statement	13,742.11
Add Pending Deposits	.00
Less Outstanding Checks	9,628.52-
	4,113.59
Balance per General Ledger	4,113.59
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Ernst & Young, Inc	2/3/2017	00000962	9,628.52-
			9,628.52-

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 02/28/2017

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER	
MARSH USA INC. 1225 17TH STREET, SUITE 1300 DENVER, CO 80202-5534 Attn: Denver.CertRequest@marsh.com / 212-948-4381 328830-STND-GAWU-17-17	CONTACT NAME: PHONE (A/C, No, Ext): FAX (A/C, No): E-MAIL ADDRESS:

INSURED	INSURER(S) AFFORDING COVERAGE	NAIC #
Midway Gold Corp 8310 South Valley Highway, Suite 280 Englewood, CO 80112	INSURER A : Federal Insurance Company	20281
	INSURER B :	
	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES **CERTIFICATE NUMBER:** SEA-003132451-02 **REVISION NUMBER:** 2

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			35959448	02/01/2017	08/01/2017	EACH OCCURRENCE	$ 1,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 2,000,000
	X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	$ 1,000,000
	OTHER:							$
A	AUTOMOBILE LIABILITY			73567543	02/01/2017	08/01/2017	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
	X ANY AUTO						BODILY INJURY (Per person)	$
	ALL OWNED AUTOS / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS / NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
								$
A	X UMBRELLA LIAB X OCCUR			79879172	02/01/2017	08/01/2017	EACH OCCURRENCE	$ 25,000,000
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	$ 25,000,000
	DED RETENTION $							$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N			71741929	02/01/2017	08/01/2017	X PER STATUTE OTH-ER	
	ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) N	N/A					E.L. EACH ACCIDENT	$ 1,000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Evidence of Insurance

CERTIFICATE HOLDER	CANCELLATION
Midway Gold Corp 8310 South Valley Highway, Suite 280 Englewood, CO 80112	**SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.** AUTHORIZED REPRESENTATIVE of Marsh USA Inc. Jon Lindstrom